UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 15, 2004

                            CAPITAL BANK CORPORATION


             (Exact name of registrant as specified in its charter)



      North Carolina                   0-30062                  56-2101930
(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
of incorporation)                                         Identification Number)


                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (Address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

(c) Exhibits - The following exhibit is furnished pursuant to Item 7 as a part of this Report on Form 8-K:

99.2 Press Release dated April 15, 2004 announcing appointment of Richard W. Edwards as Chief Financial Officer of Registrant and its principal subsidiary.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits - The following exhibit is furnished pursuant to Item 12 as a part of this Report on Form 8-K:

99.1 Press Release dated April 20, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION *

On April 20, 2004, Capital Bank Corporation (Nasdaq: CBKN) issued a press release announcing its financial results for the quarterly period ended March 31, 2004. A copy of the registrant's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

* Pursuant to General Instruction B.6 for the Current Report on Form 8-K, the information in this Current Report on Form 8-K, including the press release appearing in Exhibit 99.1, is furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K, including the press release appearing in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2004

                            CAPITAL BANK CORPORATION





                            By:  /s/Richard W. Edwards
                                 -------------------------------------
                                 Richard W. Edwards
                                 Chief Financial Officer





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                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibit
-----------       ----------------------

99. 1             Press Release dated  April 20, 2004

99. 2 Press Release dated April 15, 2004 announcing appointment of Richard W. Edwards as Chief Financial Officer of Registrant and its principal subsidiary.




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